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                            NEW ENGLAND ZENITH FUND

                        LOOMIS SAYLES SMALL CAP SERIES

               Supplement to the Prospectus dated April 30, 1999

Joseph R. Gatz has replaced Jeffrey J. Pethrick as a lead Portfolio Manager of the Series and Dawn Alston Paige has replaced Mary C. Champagne as a Portfolio Manager of the Series.

Mr. Gatz, Vice President of Loomis Sayles, joined Loomis Sayles as a portfolio manager in 1999. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors.

Ms. Paige has been a Portfolio Manager at Loomis Sayles since 1998. She has been employed by Loomis Sayles since 1992.

Dated: February 2, 2000



VL-143-00